SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Small Cap Growth Fund
Effective on or about September 28, 2017, the prospectus is supplemented as follows:
The following information is added under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:
Effective on or about September 28, 2017, Deutsche Small Cap Growth Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.650% on the first $500 million of the fund’s average daily net assets, 0.600%
on the next $1.0 billion, 0.550% on the next $2.5 billion, 0.540% on the next $2.5 billion, 0.530% on the next $2.5 billion, 0.520% on the next $2.5 billion and 0.510% over $11.5 billion.

Please Retain This Supplement for Future Reference

July 20, 2017
PROSTKR-928